Exhibit 10.1

Confidential Treatment Requested by Eyenovia, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT 1 TO LICENSE AGREEMENT

This AMENDMENT 1 TO LICENSE AGREEMENT (the “Amendment”) is entered into on September ___, 2021 (the “Amendment Effective Date”) by and between EYENOVIA, INC., a Delaware corporation with a place of business at 295 Madison Ave., New York, NY 10017 (“Eyenovia”), and ARCTIC VISION (HONG KONG) LIMITED, a Hong Kong company with a registered office at 19th Floor, Three Exchange Square, 8 Connaught Place, Central, Hong Kong (“Arctic Vision”). Eyenovia and Arctic Vision may be referred to herein individually as a “Party” and collectively as the “Parties”.

Recitals

WHEREAS, Eyenovia and Arctic Vision entered into that certain License Agreement dated August 10, 2020 (the “License Agreement”); and

WHEREAS, Eyenovia and Arctic Vision desire to amend the License Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Arctic Vision and Eyenovia hereby agree as follows:

AGREEMENT

1.	Any capitalized terms used in this Amendment shall have the meaning assigned to them in the License Agreement, except as otherwise amended herein.
2.	References in the License Agreement to “either Product” are hereby deleted and replaced with references to “any Product.”
3.	Section 1.4 of the License Agreement is amended and restated in its entirety as follows:

Confidential Treatment Requested by Eyenovia, Inc.

Pursuant to 17 C.F.R. Section 200.83

1.4

“Additional Indication” means any Indication other than (a) presbyopia with respect to the MicroLine Product, (b) myopia with respect to the MicroPine Product, and (c) mydriasis with respect to the MicroStat product.

4.	Section 1.24 of the License Agreement is amended and restated in its entirety as follows:
1.24

“Competitive Combination Product” means (a) for the MicroLine Product, pilocarpine and [***], (b) for the MicroPine Product, atropine sulfate and [***], and (c) for the MicroStat Product, phenylephrine plus tropicamide fixed combination [***].

5.	Section 1.25 of the License Agreement is amended and restated in its entirety as follows:
1.25

“Competitive Senju Product” means a Senju Product for the treatment of (a) myopia (in the case of a MicroPine Product), (b) improvement in near vision or presbyopia (in the case of a MicroLine Product) or (c) mydriasis (in the case of a MicroStat Product).

6.	Section 1.50 of the License Agreement is amended and restated in its entirety as follows:
1.50	“Initial Indications” means, with respect to (a) the MicroLine Product, presbyopia; (b) the MicroPine Product, myopia; and (c) the MicroStat Product, mydriasis.
7.	Section 1.58 of the License Agreement is amended and restated in its entirety as follows:
1.58

“Licensed Know-How” means, subject to Section 11.2(b), all Know-How that (a) is Controlled by Eyenovia or any of its Affiliates as of the Effective Date or at any time during the Term and (b) is necessary or reasonably useful for the Development, manufacture, use, importation, offer for sale, sale, or other Commercialization of any Product in the Field, including, for the avoidance of doubt, (i) all such Know-How in any and all Improvements, (ii) Eyenovia’s and its Affiliates’ interest in any Joint Invention satisfying clauses (a) and (b) above, and (iii) MicroStat Product Gen 1 and Gen 2 new drug application filings and related Know-How.

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Pursuant to 17 C.F.R. Section 200.83

8.	Section 1.76 of the License Agreement is amended and restated in its entirety as follows:
1.76	“Product” means (a) the MicroLine Product, (b) the MicroPine Product, and/or (c) the MicroStat Product, as the context dictates.
9.	Section 2.6 (b) of the License Agreement is amended and restated in its entirety as follows:

(b)directly or indirectly through a Third Party, Develop or Commercialize any pharmaceutical product for the treatment of (i) myopia (in the case of a MicroPine Product), (ii) improvement in near vision or presbyopia (in the case of a MicroLine Product), or (iii) mydriasis (in the case of a MicroStat Product), in each case in such Region, except, in each case, to the extent rights to Develop or Commercialize such product in such Region are granted under the Senju License Agreement;

10.	Section 2.6 (d) of the License Agreement is amended and restated in its entirety as follows:

(d)supply the Optejet Dispenser Base that is compatible for use with the cartridges included as a component in a Product, or the cartridge included as a component in such Product, to any Third Party in such Region to deliver a pharmaceutical product for the treatment of (i) myopia (in the case of a MicroPine Product), (ii) improvement in near vision or presbyopia (in the case of a MicroLine Product) or (iii) mydriasis (in the case of a MicroStat Product);

11.	Section 2.6 (f) of the License Agreement is amended and restated in its entirety as follows:

(f) supply to any Third Party in such Region (other than a designee of Arctic Vision) (i) pilocarpine ([***]) formulated and loaded into a cartridge for use in the treatment of improvement in near vision or presbyopia, (ii) atropine sulfate ([***]) formulated and loaded into a cartridge for the treatment of myopia; or (iii) phenylephrine plus tropicamide fixed combination ([***]) formulated and loaded into a cartridge for the treatment of mydriasis; or

12.	Section 4.4(a) of the License Agreement is amended and restated in its entirety as follows:

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Pursuant to 17 C.F.R. Section 200.83

(a) Initial Indications.  Arctic Vision (either itself or through its Affiliates and Sublicensees) shall use Commercially Reasonable Efforts to Develop and Commercialize (a) the MicroLine Product for the treatment of presbyopia in the Territory and (b) the MicroPine Product for the treatment of myopia in the Territory. Arctic Vision (either itself or through its Affiliates and Sublicensees) shall use Commercially Reasonable Efforts to file for [Clinical Trial Waiver] with the CFDA not later than [***] ([***]) months following Regulatory Approval by the FDA for the MicroStat Product in the US and thereafter use Commercially Reasonable Efforts to Develop and, once approved, Commercialize the MicroStat Product for the treatment of mydriasis in the Territory.

13.	Section 4.10(a) of the License Agreement is amended and restated in its entirety as follows:

(a) Eyenovia Supply.  Except as provided in Section 4.10(c) below, and subject to the Parties’ execution, and the terms of, the Supply Agreement, Eyenovia shall manufacture and supply, through itself, one or more of its Affiliates, or one or more Third Party CMO(s), the Products in finished, assembled form for use in the Development and Commercialization of the Products under this Agreement.  Subject to Section 4.10(c), all Products supplied by Eyenovia to Arctic Vision under the Supply Agreement shall be at a price equal to the Supply Price for such Product set forth in Section 5.3, and Eyenovia shall source such Products, and the components thereof, from one or more manufacturers (which may be any combination of Eyenovia, any Affiliates thereof, or Third Party CMOs that Eyenovia or its Affiliate reasonably determines in good faith to be appropriately qualified for such manufacture), provided that within [***] ([***]) [***] after submitting the first MAA of a Product in the U.S., Eyenovia shall have at least two (2) manufacturers (which may be any combination of Eyenovia, any Affiliates thereof, or Third Parties) able (i.e., with all technology transfer reasonably necessary to be operational completed) to manufacture and supply for each stage of the manufacturing process of the Products (for example, two (2) manufacturers providing MicroLine Product, MicroPine Product and MicroStat Product drug substance, two (2) manufacturers manufacturing MicroLine Product, MicroPine Product and MicroStat Product cartridges, two (2) manufacturers performing drug-cartridge assembly, etc.).

Confidential Treatment Requested by Eyenovia, Inc.

Pursuant to 17 C.F.R. Section 200.83

14.	Section 5.1 of the License Agreement is amended by adding the following new terms:

In addition to payments already provided to Eyenovia per terms of the License Agreement, Arctic Vision shall pay to Eyenovia a one-time upfront payment of two hundred and fifty thousand dollars ($250,000) within [***] ([***]) Business Days after the Amendment Effective Date, with Arctic Vision initiating an irrevocable wire transfer to Eyenovia therefor, and providing Eyenovia reasonable written evidence thereof.

15.	Section 5.2 of the License Agreement is amended by adding the following new rows 10 through 13 to the chart of Milestone Events:

	Development and Regulatory Milestone Events	Milestone Payment
10)	[***]	$[***]
11)	[***]	$[***]
12)	[***]	$[***]
13)	[***]	$[***]

16.

Section 5.5 of the License Agreement is amended to include royalty payments applicable to the MicroStat Product on the same terms and condition as applicable to the MicroPine Product and the MicroLine Product. For clarity and in accordance with the License Agreement, the royalty payments shall be calculated by multiplying the applicable royalty rate set forth in the table below by the corresponding amounts of Net Sales of such MicroPine Products, MicroLine Products or MicroStat Products, respectively, sold in the Territory in the applicable Calendar Year.

For that portion of Net Sales of MicroPine Products, MicroLine Products or MicroStat Products in the Territory in a particular Calendar Year			Royalty Rate
1)	less than or equal to	$[***]	[***]%
2)	greater than	$[***]	[***]%

Confidential Treatment Requested by Eyenovia, Inc.

Pursuant to 17 C.F.R. Section 200.83

	but less than or equal to	$[***]
3)	greater than but less than or equal to	$[***]	[***]%
$[***]
4)	greater than	$[***]	[***]%

17.	The introductory sentence of Section 8.1 of the License Agreement is amended as follows:

8.1 Mutual Representations and Warranties. Each Party hereby represents, warrants, and covenants (as applicable) to the other Party, as of the Amendment Effective Date, as follows:

18.	The introductory sentence of Section 8.2 of the License Agreement is amended as follows:

8.2 Additional Representations and Warranties. Eyenovia hereby represents and warrants to Arctic Vision that, as of the Effective Date for the MicroLine Product and the MicroPine Product and as of the Amendment Effective Date for MicroStat Product, as follows:

19.	Section 8.3(b) of the License Agreement is amended and restated in its entirety as follows:

(b) Eyenovia is, as of the Amendment Effective Date, in compliance in all material respects with the Senju License Agreement, and, to Eyenovia’s knowledge, the other party to the Senju License Agreement is, as of the Amendment Effective Date, not in breach or default in any respect of the Senju License Agreement pertaining to the Product.

20.	Section 8.4 of the License Agreement is amended and restated in its entirety as follows:

8.4 Arctic Vision Representations, Warranties, and Covenants Regarding the Senju License Agreement. Arctic Vision represents and warrants that, as of the

Confidential Treatment Requested by Eyenovia, Inc.

Pursuant to 17 C.F.R. Section 200.83

Effective Date for the MicroLine Product and the MicroPine Product and as of the Amendment Effective Date for the MicroStat Product, neither it nor any of its Affiliates is a Senju Competitor. Notwithstanding anything to the contrary, Arctic Vision shall not, and shall ensure that Sublicensees and its Affiliates do not, (i) sublicense any rights granted hereunder to any Third Party that is a Senju Competitor at the time such sublicense is granted, (ii) permit any Sublicensee to sublicense its rights to any Third Party that is a Senju Competitor at the time such sublicense is granted, or (iii) indirectly or directly sell or otherwise provide, or permit any Affiliate of Arctic Vision or Sublicensee to indirectly or directly sell or otherwise provide, any Product to any Third Party that is a Senju Competitor.

21.	Section 8.6 is hereby added to the License Agreement as follows:

8.6 Updated Representations, Warranties and Covenants. The Parties hereby agree and acknowledge that the representations, warranties and covenants in this Agreement were made as of the Effective Date with respect to the MicroLine Product and the MicroPine Product. The Parties hereby agree and acknowledge that the representations, warranties and covenants in this Agreement are made as of the Amendment Effective Date with respect to the MicroStat Product and as otherwise explicitly noted in this Article 8.

22.	Section 11.5 of the License Agreement is hereby amended by deleting the notice information for Wyrick Robbins Yates & Ponton LLP and replacing it with the following:

with a copy (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 3580 Carmel Mountain Road, Suite 300
San Diego, CA 92130
Attn:	Fred Hernandez
Fax:	(858) 314-1501

23.	[***]

Confidential Treatment Requested by Eyenovia, Inc.

Pursuant to 17 C.F.R. Section 200.83

24.	[***]
25.	[***]
26.	[***]
27.

Except as amended by this Amendment, the License Agreement shall remain in full force and effect. This Amendment may not be modified, amended, or varied in any manner unless by a written agreement duly executed by each of the Parties.

[Signature Page Follows]

Confidential Treatment Requested by Eyenovia, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, Eyenovia and Arctic Vision have executed this Amendment by their respective duly authorized representatives.

EYENOVIA, INC.			ARCTIC VISION (HONG KONG) LIMITED

By:	/s/ Tsontcho Ianchulev		By:	/s/ Wu Hoi Ti
	Name:	Tsontcho Ianchulev		Name:	Wu Hoi Ti
	Title:	CEO		Title:	CEO
	Date:	9/14/2021		Date:	9/10/2021